                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                PREFERENCE PREMIER(SM) VARIABLE ANNUITY CONTRACTS
                  ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
                         SUPPLEMENT DATED JUNE 29, 2009
                       TO THE PROSPECTUS DATED MAY 1, 2009

This supplement describes changes to certain features of the Lifetime Withdrawal Guarantee II optional benefit and certain miscellaneous changes that will be effective for Preference Premier variable annuity contracts issued by Metropolitan Life Insurance Company. If approved in your state, the changes to the Lifetime Withdrawal Guarantee II optional benefit are effective for Contracts issued based on applications and necessary information that we receive in good order at your Administrative Office on and after July 13, 2009.

IN ORDER TO RECEIVE THE CURRENT VERSIONS OF THE LIFETIME WITHDRAWAL GUARANTEE II OPTIONAL BENEFIT, YOUR APPLICATION AND NECESSARY INFORMATION MUST BE RECEIVED BY YOUR ADMINISTRATIVE OFFICE, IN GOOD ORDER, BEFORE THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON JULY 10, 2009.

This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the Prospectus, if purchased through a MetLife sales representative, write to us at PO Box 10342, Des Moines, IA 50306-0342 (Attention: Fulfillment Unit-Preference Premier) or call us at (800) 638-7732 to request a free copy. If purchased through a New England Financial(R) (NEF) sales representative, write to us at PO Box 14594, Des Moines IA 50306-0342 or call us at (800) 435-4117 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the Prospectus.

I.   CHANGES FOR THE LIFETIME WITHDRAWAL GUARANTEE II OPTIONAL BENEFIT

For Contracts issued based on applications and necessary information that we receive, in good order, at your Administrative Office on and after July 13, 2009, the following changes will apply to the Lifetime Withdrawal Guarantee II:

     A. THE 7.25% COMPOUNDING INCOME AMOUNT FOR ALL STATES OTHER THAN NEW YORK IS ELIMINATED. This means the Total Guaranteed Withdrawal Amount can only be increased by additional purchase payments or upon an Automatic Annual Step-Up (provided the Step-Up is not declined).

     B. FOR ALL STATES OTHER THAN NEW YORK, the Withdrawal Rate used for calculating the Annual Benefit Payment is:

          . 5% if you take your first withdrawal before the Contract Year in which the owner (or oldest joint owner or annuitant if the owner is a non-natural person) will attain age 76;

          . 6% if you take your first withdrawal during a Contract Year in which the owner (or oldest joint owner or annuitant if the owner is a non-natural person) attains or will attain age 76 or older.

All references in the Prospectus to either the 7.25% Compounding Income Amount and the Withdrawal Rates for the Lifetime Withdrawal Guarantee II are amended to conform to the changes described in this supplement.

II. Examples - Add the following new Lifetime Withdrawal Guarantee II example at the bottom of page 89:

     F. Lifetime Withdrawal Guarantee -- Automatic Annual Step-Ups (No Withdrawals) -For Contracts Issued On or After July 13, 2009

     Assume the Contract Owner, age 67 at issue, elected the Lifetime Withdrawal Guarantee II and made an initial purchase payment of $100,000 at the time the Contract was issued. Assume that no withdrawals are taken.

     At the first Contract Anniversary, assume the Account Value has increased to $110,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $100,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).

     At the second Contract Anniversary, assume the Account Value has increased to $120,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $110,000 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).

     Assume that on the third through the eighth Contract Anniversaries the Account Value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. No Automatic Annual Step-Up will take place on the third through the eighth Contract Anniversaries and the Annual Benefit Payment will remain $6,000 ($120,000 x 5%). Assume the Account Value at the ninth Contract Anniversary has increased to $150,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $120,000 to $150,000. Because the Contract Owner is now age 76 and did not take any withdrawals before the Contract Year in which the owner attained age 76, the Automatic Annual Step-Up will also reset the Withdrawal Rate from 5% to 6%. The Annual Benefit Payment will be reset to $9,000 ($150,000 x 6%).

III. MINIMUM GUARANTEED INTEREST RATE

In the "Variable Annuities" section in the second paragraph on page 22 change the sentence "The minimum interest rate depends on the year your Contract is issued but will not be less than 1%" to "The minimum interest rate depends on the date your Contract is issued but will not be less than 1%."

IV.  GUARANTEED WITHDRAWAL BENEFITS

In the "Description of Enhanced Guaranteed Withdrawal Benefit" delete the second and third sentences under "Managing Your Withdrawals" on page 90 and replace with the following:

To retain the guarantees of this benefit, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. If a withdrawal from your Contract does result in annual withdrawals during a Contract Year exceeding the Annual Benefit Payment, or if the withdrawal is not payable to the Contract owner or the Contract owner's bank account (or to the annuitant or the annuitant's bank account, if the owner is a non-natural person), the Annual Benefit Payment will be recalculated and may be reduced.

V.   OTHER CHANGES

A. In the "Classes of the Contract" section in the second paragraph on page 27 delete the first sentence in the last paragraph and replace with the following:
"If available, we may make available an employee version of a B Class or R Class Contract which includes a purchase payment credit feature."

B. In the "Income Payment Types" section in the paragraph on page 101 immediately prior to "Lifetime Income Annuity" delete the last sentence and replace with the following: "Due to underwriting, administrative or Internal Revenue Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited."

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

PO Box 10342 (MetLife)                       Telephone: (800) 638-7732 (MetLife)
PO Box 14594 (NEF)                                      (800) 435-4117 (NEF)
Des Moines, IA 50306-0342

                                       3